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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

              WARBURG PINCUS INSTITUTIONAL FUND -- VALUE PORTFOLIO

     The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

     Effective December 31, 1999, Scott T. Lewis will join Stacy Dutton as Co-Portfolio Manager of this portfolio. Mr. Lewis also serves as Co-Portfolio Manager of the Warburg Pincus Balanced Fund and Warburg Pincus Global Telecommunications Fund. Mr. Lewis is a Managing Director of Credit Suisse Asset Management, LLC (CSAM) and joined CSAM in 1999 as a result of CSAM's acquisition of Warburg Pincus Asset Management, Inc. (Warburg). Mr. Lewis joined Warburg in 1986. Ms. Dutton joined CSAM in 1999 as a result of CSAM's acquisition of Warburg. Ms. Dutton joined Warburg in 1997. Previously, Ms. Dutton was a senior vice president and analyst for Jennison Associates Capital Corp. from 1993 to 1997. Brian S. Posner will no longer serve as Co-Portfolio Manager of this portfolio effective December 31, 1999.

Dated: December 3, 1999                                            WPINU-16-1299